UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2019

Date of reporting period:	December 1, 2018 — May 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Short-Term Municipal Income Fund

Semiannual report
5 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSMEX

Putnam
Short-Term Municipal
Income Fund

Semiannual report
5 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 10, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Short-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in bonds that have short-term maturities from three years or less and are investment grade in quality. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Short-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Short-Term Municipal Income Fund

Source: Putnam, as of 5/31/19. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

Short-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Short-Term Municipal Income Fund

Garrett, how was the market for short-term municipal bonds during the reporting period?

With signs that the Federal Reserve’s recent rate-tightening cycle might be coming to a close, short-term municipal bonds posted positive results. The Federal Reserve announced only one interest-rate increase on December 19, 2018, and its message became increasingly dovish as the period progressed. We attribute the Fed’s pivot to softening U.S. economic data, increased geopolitical tensions, and volatility in high-risk assets during the fourth quarter of 2018. Investors were generally delighted by the Fed’s dovish stance on rates, and benchmark U.S. fixed-income market indices rallied.

With the Fed abandoning projections for further rate hikes in 2019, longer-maturity fixed-income assets became more attractive for many investors. As a result, short-term municipal bonds experienced net outflows year to date through May 31, 2019, as investors focused on locking in the relatively higher yields offered by municipal securities further out on the maturity spectrum. That said, the short end of the municipal yield curve remained well supported

Short-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Short-Term Municipal Income Fund

by intermediate- and long-term mutual funds with cash to invest.

The municipal bond curve flattened during the period, as investors positioned for a period of easing monetary policy. The flattening resulted from increased demand for longer-maturity bonds, which pushed their prices higher and yields lower. Consequently, short-term municipals underperformed higher-yielding intermediate- and long-term municipals, as well as U.S. Treasuries. From a credit-quality perspective, lower-investment-grade municipals outperformed higher-quality and lower-quality, high-yield municipals for the period.

How did the fund perform during the reporting period?

For the six months ended May 31, 2019, the fund underperformed the Bloomberg Barclays 3-Year Municipal Bond Index [the benchmark] but was in line with the average return of its Lipper peer group, Short Municipal Debt Funds. The fund’s conservative positioning, which underweighted lower-rated, non-investment-grade municipal bonds, detracted from benchmark-relative results, as these securities outperformed higher-rated, investment-grade bonds.

How did the changing rate environment affect your strategy?

In an environment of low absolute yields, we focused on maintaining the fund’s yield through its credit exposure by overweighting lower-investment-grade bonds rated A and BBB. With municipal credit fundamentals stable, credit spreads remained at or near post-2008-crisis lows — contributing to the relative outperformance of these bonds during the period. [Credit spreads represent the yield advantages lower-quality bonds offer over high-quality municipal bonds.]

We also sought to augment the fund’s income stream through its term structure by investing in put options [puts], callable bonds, and some “crossover” investments, such as taxable municipal bonds. Puts give the holder the right to sell an underlying asset at a specified price. While callable bonds allow the issuer to pay off their debt early, they typically offer an attractive interest rate or coupon rate due to their callable status. Taxable municipal bonds are issued by local governments to finance a project or activity that does not provide a major benefit to the public, such as a sport facility or an industrial project. In addition, we added short-term floating rate notes, which reset off the yields of short-term benchmarks.

Finally, we added securities from the prepaid gas sector as a way to increase yield in the portfolio. At period-end, the fund’s largest sector exposures were prepaid gas, transportation, and state-backed bonds relative to the fund’s Lipper peer group.

The fund’s duration positioning was shorter than that of its Lipper peer group. [A short duration means the fund is expected to have a relatively lower sensitivity to interest-rate changes.] In our view, the longer end of the short-term universe represented very little value. On May 31, 2019, the fund had an average maturity of 3.92 years, which was longer than its Lipper peer group.

Geographically, the fund held an overweight position in Illinois general obligation bonds [GOs] relative to its benchmark, which helped results. We believe that the state’s financial profile continues to stabilize, and this is not currently reflected by market spreads. As such, the Illinois GO holdings looked attractive from a fundamental and relative value standpoint, in our view.

In February 2019, Puerto Rico reached an important milestone in its planned financial

Short-Term Municipal Income Fund 7

recovery. Federal bankruptcy Judge Laura Taylor Swain formally approved a major debt restructuring plan for Puerto Rico’s sales tax bonds known as “COFINA.” The restructured bonds were downsized — to about $12 billion — into one new single lien security. The ruling brings clarity, and the bond restructuring is a positive step in helping resolve Puerto Rico’s debt crisis, we believe. However, we remain cautious due to the Commonwealth’s uncertain economic recovery and a perceived lack of institutional credibility across Puerto Rico’s government. The fund remained underweight in its exposure to Puerto Rico’s municipal bonds during the period compared with its Lipper peer group.

What is your outlook for interest rates and the municipal bond market for the balance of 2019?

Given the prevailing crosscurrents at period-end, we believe the Fed will cut its benchmark federal funds rate twice during the second half of 2019 and possibly again in early 2020 if market conditions warrant it. The markets are pricing in even more accommodation over this time period. Historically, when the market anticipates interest-rate reductions, the Fed has followed through. We believe the Fed will ease but not necessarily proactively. In our view, the central bank will interpret continued softening in U.S. growth as further proof that lower inflation is not transitory. Should the Fed choose not to act, we believe increased volatility in higher-risk assets could push them to cut rates.

Municipal fundamentals remain very positive, contributing to a relatively healthy municipal bond market, in our view. Tax receipts continue to surprise to the upside in many of the states that have seen more news coverage as they address pension funding challenges.

We believe a minor headwind for the asset class in the months ahead is rich valuations after a six-month rally in the municipal bond market. At period-end, municipal bond yields dropped to near-record lows, and ratios to U.S. Treasuries remained tight. The rich valuations, for the time being, are being supported by strong investor demand. We’ll continue to monitor the municipal bond market on a daily basis to uncover opportunities that surface amid supply and/or demand imbalances.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Short-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/19

	Life of	Annual		Annual		Annual
	fund	Average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	5.64%	0.89%	4.75%	0.93%	3.82%	1.26%	2.73%	1.95%
After sales charge	3.26	0.52	2.39	0.47	1.48	0.49	0.41	–0.34
Class B (3/18/13)
Before CDSC	4.36	0.69	3.70	0.73	3.19	1.05	2.52	1.85
After CDSC	4.36	0.69	3.70	0.73	3.19	1.05	1.52	0.85
Class C (3/18/13)
Before CDSC	1.99	0.32	1.57	0.31	1.64	0.54	2.06	1.67
After CDSC	1.99	0.32	1.57	0.31	1.64	0.54	1.06	0.67
Class M (3/18/13)
Before sales charge	5.33	0.84	4.49	0.88	3.67	1.21	2.68	1.93
After sales charge	4.54	0.72	3.71	0.73	2.89	0.95	1.91	1.16
Class R6 (5/22/18)
Net asset value	7.24	1.13	6.03	1.18	4.56	1.50	2.96	2.09
Class Y (3/18/13)
Net asset value	7.28	1.14	6.07	1.19	4.60	1.51	2.98	2.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 2.25% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Short-Term Municipal Income Fund 9

Comparative index returns For periods ended 5/31/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays 3-Year
Municipal Bond Index	8.91%	1.39%	7.05%	1.37%	4.51%	1.48%	3.41%	2.66%
Lipper Short Municipal
Debt Funds category	5.71	0.89	4.83	0.95	3.49	1.15	2.49	1.92
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/19, there were 139, 133, 114, 102, and 92 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		6	6
Income[1]	$0.083347		$0.073048	$0.045983	$0.081167		$0.097293	$0.095364
Capital gains[2]	—		—	—	—		—	—
Total	$0.083347		$0.073048	$0.045983	$0.081167		$0.097293	$0.095364
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/18	$9.95	$10.18	$9.95	$9.94	$9.95	$10.03	$9.94	$9.94
5/31/19	10.06	10.29	10.06	10.06	10.06	10.14	10.05	10.06
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	1.67%	1.63%	1.48%	0.97%	1.65%	1.63%	1.93%	1.91%
Taxable equivalent[4]	2.82	2.75	2.50	1.64	2.79	2.75	3.26	3.23
Current 30-day
SEC yield (with expense
limitation)[5,6]	N/A	1.55	1.39	0.83	N/A	1.55	1.86	1.83
Taxable equivalent[4]	N/A	2.62	2.35	1.40	N/A	2.62	3.14	3.09
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	0.67	0.48	–0.05	N/A	0.66	0.95	0.93

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal and state combined tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Short-Term Municipal Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/18/13)
Before sales charge	5.88%	0.91%	5.04%	0.99%	3.91%	1.29%	2.73%	1.84%
After sales charge	3.50	0.55	2.68	0.53	1.57	0.52	0.41	-0.45
Class B (3/18/13)
Before CDSC	4.59	0.72	4.00	0.79	3.28	1.08	2.52	1.74
After CDSC	4.59	0.72	4.00	0.79	3.28	1.08	1.52	0.74
Class C (3/18/13)
Before CDSC	2.17	0.34	1.75	0.35	1.72	0.57	1.96	1.47
After CDSC	2.17	0.34	1.75	0.35	1.72	0.57	0.96	0.47
Class M (3/18/13)
Before sales charge	5.57	0.87	4.79	0.94	3.76	1.24	2.68	1.83
After sales charge	4.78	0.75	4.01	0.79	2.98	0.98	1.91	1.06
Class R6 (5/22/18)
Net asset value	7.62	1.18	6.43	1.25	4.76	1.56	3.05	1.98
Class Y (3/18/13)
Net asset value	7.55	1.17	6.36	1.24	4.69	1.54	2.98	1.97

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/18*	0.61%	0.81%	1.36%	0.66%	0.33%†	0.36%
Total annual operating expenses for the
fiscal year ended 11/30/18	1.62%	1.82%	2.37%	1.67%	1.34%†	1.37%
Annualized expense ratio for the
six-month period ended 5/31/19	0.60%	0.80%	1.35%	0.65%	0.33%	0.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/20.

† Other expenses for class R6 shares have been annualized.

Short-Term Municipal Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/18 to 5/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.02	$4.03	$6.79	$3.27	$1.66	$1.76
Ending value (after expenses)	$1,019.50	$1,018.50	$1,016.70	$1,019.30	$1,020.90	$1,021.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/19, use the following calculation method. To find the value of your investment on 12/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.02	$4.03	$6.79	$3.28	$1.66	$1.77
Ending value (after expenses)	$1,021.94	$1,020.94	$1,018.20	$1,021.69	$1,023.29	$1,023.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short-Term Municipal Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Interest the fund receives might be taxable. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Short-Term Municipal Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 2.25% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

14 Short-Term Municipal Income Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2019, Putnam employees had approximately $488,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short-Term Municipal Income Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Short-Term Municipal Income Fund

The fund’s portfolio 5/31/19 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	NATL National Public Finance Guarantee Corp.
AGM Assured Guaranty Municipal Corporation	PSFG Permanent School Fund Guaranteed
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FHA Insd. Federal Housing Administration Insured	VRDN Variable Rate Demand Notes, which are floating-
FRN Floating Rate Notes: the rate shown is the current	rate securities with long-term maturities that carry
interest rate or yield at the close of the reporting period.	coupons that reset and are payable upon demand
Rates may be subject to a cap or floor. For certain	either daily, weekly or monthly. The rate shown is the
securities, the rate may represent a fixed rate currently	current interest rate at the close of the reporting
in place at the close of the reporting period.	period. Rates are set by remarketing agents and may
G.O. Bonds General Obligation Bonds	take into consideration market supply and demand,
G.O. Notes General Obligation Notes	credit quality and the current SIFMA Municipal Swap
GNMA Coll. Government National Mortgage	Index rate, which was 1.42% as of the close of the
Association Collateralized	reporting period.

MUNICIPAL BONDS AND NOTES (104.6%)*	Rating**	Principal amount	Value
Alabama (0.7%)
Black Belt Energy Gas Dist., Gas Supply Mandatory
Put Bonds (7/1/22), Ser. A, 4.00%, 8/1/47	Aa2	$150,000	$159,791
			159,791
Arizona (2.4%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	35,000	35,684
AZ State Lottery Rev. Bonds, 5.00%, 7/1/25 ##	AA+	300,000	354,432
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/22	A/F	100,000	106,286
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds,
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	15,000	15,416
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), 3.00%, 7/1/20	BB	25,000	25,023
			536,841
California (19.7%)
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig.
Group), Ser. C, 1.28%, 8/1/52	VMIG 1	300,000	300,000
CA School Fac. Fin. Auth. 144A Rev. Bonds,
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/21	BBB–	100,000	106,962
CA State G.O. Bonds, 6.20%, 10/1/19	Aa3	300,000	303,705
CA State Mandatory Put Bonds (12/1/20), Ser. C,
2.436%, 12/1/28	Aa3	350,000	351,236
CA State VRDN, Ser. A-2, 1.35%, 5/1/33	VMIG 1	350,000	350,000
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools), 5.00%, 6/1/22	Baa3	105,000	114,776
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21) (CA Academy
of Sciences), Ser. D, 2.081%, 8/1/47	A2	200,000	200,080
Mandatory Put Bonds (4/1/22) (J. Paul Getty Trust
(The)), Ser. A-2, 2.07%, 10/1/47	Aaa	500,000	498,945
CA Statewide Cmnty. Dev. Auth. Rev. Bonds,
(Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA–	200,000	203,948
Gilroy, Unified School Dist. G.O. Bonds,
2.48%, 8/1/19	Aa3	500,000	500,045

Short-Term Municipal Income Fund 17

MUNICIPAL BONDS AND NOTES (104.6%)* cont.	Rating**	Principal amount	Value
California cont.
Metro. Wtr. Dist. of Southern CA Rev. Bonds,
(Build America Bonds-Southern CA Metro.
Wtr. Dist.), 6.947%, 7/1/40	AAA	$500,000	$524,305
Northern CA Gas Auth. No. 1 FRN Rev. Bonds, Ser. B,
2.366%, 7/1/19	A3	130,000	130,000
Richmond, Waste Wtr. VRDN Rev. Bonds, Ser. A,
1.08%, 8/1/37	VMIG 1	400,000	400,000
Riverside, Wtr. Mandatory Put Bonds (7/15/20),
Ser. A-17, 2.05%, 10/1/35	AAA	100,000	100,141
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1), 4.00%, 9/1/19	BBB–/P	40,000	40,232
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds
(5/1/21), (Canyon Pwr.), Ser. A, 2.25%, 7/1/40	Aa3	200,000	201,830
			4,326,205
Colorado (5.2%)
CO E-470 Pub. Hwy. Auth. Mandatory Put Bonds
(9/1/21), Ser. A, 2.052%, 9/1/39	A2	500,000	500,060
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Evangelical Lutheran Good Samaritan Society),
5.00%, 6/1/20	BBB+	100,000	103,121
Denver City & Cnty., Arpt. Mandatory Put
Bonds (11/15/19), (Denver Intl. Arpt.), Ser. B,
2.60%, 11/15/31	A1	170,000	170,078
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/21	Baa2	150,000	157,725
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
3.00%, 12/1/22	Ba1	100,000	100,444
U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22),
(UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	Aa3	100,000	107,359
			1,138,787
District of Columbia (0.7%)
DC, G.O. Bonds, Ser. B, AGM, 3.80%, 6/1/20	Aaa	150,000	152,577
			152,577
Florida (5.4%)
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A,
5.125%, 8/15/20	A3	30,000	31,259
FL State, Tpk. Auth. Rev. Bonds, (Build
America Bonds), U.S. Govt. Coll., 6.14%, 7/1/25
(Prerefunded 7/1/19)	Aa2	300,000	300,804
Miami-Dade Cnty., Special Oblig. Rev. Bonds,
(Build America Bond), Ser. B, AGC, 6.97%, 4/1/39	AA	750,000	750,930
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty.), 4.00%, 11/15/19	A–/F	100,000	101,100
			1,184,093
Georgia (4.1%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (5/3/21), (GA Transmission Corp. Vogtle
Project), 2.50%, 1/1/52	AA–	200,000	202,512
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/27	BBB–/F	75,000	81,629

18 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (104.6%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Main St. Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/21	A3	$500,000	$528,320
Main Street Natural Gas, Inc. Rev. Bonds, Ser. B,
5.00%, 3/15/20	A2	85,000	87,083
			899,544
Illinois (13.1%)
Chicago, G.O. Bonds, Ser. A, 5.00%, 1/1/21
(Escrowed to Maturity)	BBB+	50,000	52,689
Chicago, Board of Ed. G.O. Bonds, Ser. E,
5.00%, 12/1/21	B+	100,000	105,305
Chicago, Waste Wtr. Transmission Rev. Bonds,
5.00%, 1/1/23	A	200,000	215,132
IL State G.O. Bonds
Ser. A, 5.00%, 10/1/24	Baa3	500,000	562,925
Ser. D, 5.00%, 11/1/21	Baa3	450,000	481,428
Ser. A, 5.00%, 4/1/21	Baa3	100,000	105,329
5.00%, 1/1/21	Baa3	150,000	156,917
IL State Fin. Auth. Mandatory Put Bonds (9/1/22),
(Field Museum of Natural History), zero %, 11/1/34	A2	500,000	499,685
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/23	A–/F	75,000	84,167
(Riverside Hlth. Syst.), 5.00%, 11/15/19	A+	100,000	101,508
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/19	AA–	500,000	508,365
			2,873,450
Kentucky (1.1%)
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	Baa3	45,000	46,184
KY State Pub. Energy Auth. Gas Supply Rev. Bonds,
Ser. B, 4.00%, 7/1/20	A1	200,000	204,596
			250,780
Maryland (0.4%)
MD Econ. Dev. Corp. Rev. Bonds, (Towson U.
Sr. Student Hsg.), 4.00%, 7/1/20	BBB	85,000	86,834
			86,834
Massachusetts (0.8%)
MA State Dev. Fin. Agcy. Rev. Bonds,
(UMass Memorial Hlth. Care Oblig. Group),
Ser. I, 5.00%, 7/1/19	BBB+	100,000	100,233
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169,
4.00%, 12/1/44	Aa1	80,000	82,726
			182,959
Michigan (3.6%)
Genesee Cnty., Mandatory Put Bonds (6/3/19),
3.086%, 10/1/19	A	33,000	33,000
Great Lakes, Wtr. Auth. Supply Syst. Rev. Bonds,
Ser. D, 5.00%, 7/1/24	A+	100,000	116,029
MI State Fin. Auth. Rev. Bonds, (Henry Ford
Hlth. Syst.), 5.00%, 11/15/19	A2	100,000	101,490

Short-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (104.6%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Hosp. Fin. Auth. Mandatory Put Bonds
(4/1/21), (Ascension Hlth.), Ser. F-2, 1.90%, 11/15/47	AA+	$355,000	$357,290
Milan Area Schools G.O. Bonds, 5.00%, 5/1/21	AA	175,000	186,443
			794,252
Minnesota (3.1%)
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/20	Aa2	365,000	372,796
Ser. A, 3.00%, 3/1/20	Ba2	235,000	236,250
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
4.00%, 7/1/38	Aa1	70,000	72,784
			681,830
Mississippi (3.3%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. C,
2.15%, 12/1/30	VMIG 1	500,000	500,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	225,000	226,519
			726,519
Montana (0.2%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA
Insd., 3.00%, 12/1/43	Aa1	40,000	40,641
			40,641
Nevada (0.5%)
Las Vegas, Redev. Agcy. Tax Alloc. Bonds,
5.00%, 6/15/22	BBB+	100,000	109,144
			109,144
New Jersey (3.9%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
5.00%, 3/1/20	AA	200,000	204,584
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. B, 5.00%, 11/1/21	Baa1	100,000	107,400
(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/19	Baa1	100,000	100,389
Ser. AAA, 5.00%, 6/15/19	Baa1	100,000	100,104
NJ State Tpk. Auth. Mandatory Put Bonds (1/1/21),
Ser. C-5, 2.20%, 1/1/28	A+	150,000	150,227
NJ State Trans. Trust Fund Auth. Rev. Bonds,
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/19	A+	200,000	200,220
			862,924
New Mexico (0.5%)
Farmington, Poll. Control Mandatory Put
Bonds (6/1/22), (Pub. Svcs. Co. of NM), Ser. B,
2.125%, 6/1/40	BBB+	100,000	100,130
			100,130
New York (6.8%)
Hempstead, Union Free School Dist. G.O. Notes,
2.75%, 6/27/19	A	200,000	200,116
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	145,000	147,110
NY City, G.O. Bonds, Ser. C, 2.55%, 12/1/19	Aa1	500,000	500,555

20 Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (104.6%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds, (Culinary Inst. of America),
5.00%, 7/1/19	Baa2	$100,000	$100,238
Port Auth. of NY & NJ Rev. Bonds, Ser. 185,
5.00%, 9/1/21	Aa3	500,000	537,945
			1,485,964
Ohio (1.4%)
Mason, City School Dist. G.O. Notes, 4.00%, 8/22/19	Aa1	300,000	300,846
			300,846
Oregon (2.5%)
Portland, Swr. Sys. Rev. Bonds, Ser. B,
5.00%, 6/15/19	Aa2	540,000	540,599
			540,599
Pennsylvania (4.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/22	A	200,000	216,690
Bethlehem, Area School Dist. Auth. Mandatory Put
Bonds (11/1/21), 2.191%, 1/1/30	A1	150,000	149,787
PA State COP, Ser. A, 5.00%, 7/1/20	A2	100,000	103,412
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–	200,000	199,840
PA State Tpk. Comm. Rev. Bonds, 5.00%, 12/1/21 ##	A1	200,000	213,990
State Public School Bldg. Auth. Palease Rev. Bonds,
(Philadelphia School Dist.), 5.00%, 6/1/23	A2	100,000	112,276
			995,995
Puerto Rico (0.6%)
Cmnwlth. of PR, G.O. Bonds, (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/19	Baa2	125,000	125,215
			125,215
Rhode Island (0.5%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/22	BBB+	100,000	108,543
			108,543
South Carolina (2.8%)
SC State Pub. Svcs. Auth. Rev. Bonds,
(Santee Cooper), Ser. D, 5.00%, 12/1/22	A+	100,000	109,556
SC Trans. Infrastructure Bk. Mandatory Put Bonds
(10/1/21), Ser. 03B, 2.078%, 10/1/31 ##	A1	500,000	499,680
			609,236
Texas (11.0%)
Central TX Regl. Mobility Auth. Rev. Bonds, Ser. A,
5.00%, 1/1/22	A–	300,000	323,451
Leander, Indep. School Dist. G.O. Bonds, Ser. A,
PSFG, zero %, 8/15/20	AAA	500,000	491,300
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	75,000	88,862
San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(12/1/19), Ser. A, 2.25%, 2/1/33	Aa2	700,000	701,981

Short-Term Municipal Income Fund 21

MUNICIPAL BONDS AND NOTES (104.6%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tomball, Mandatory Put Bonds (8/15/19), (Indpt.
School Bldg. & Dist.), Ser. B-3, PSFG, 1.10%, 2/15/43	Aaa	$200,000	$199,828
TX State Affordable Hsg. Corp. Rev. Bonds, Ser. A,
GNMA Coll., 5.25%, 9/1/28	Aa1	320,000	335,622
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security), 5.00%, 9/1/47	A+	275,000	285,269
			2,426,313
Washington (5.3%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	400,000	400,972
King Cnty., Swr. Mandatory Put Bonds (12/1/21),
2.60%, 1/1/43	Aa2	300,000	303,750
Port of Seattle Rev. Bonds, Ser. C, 5.00%, 5/1/24	A1	315,000	362,808
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.728%, 1/1/42	A+	100,000	100,993
			1,168,523
Wisconsin (0.5%)
Pub. Fin. Auth. Rev. Bonds, (Denver Intl. Arpt. Great
Hall), 5.00%, 9/30/22	BBB–	100,000	108,809
			108,809

TOTAL INVESTMENTS
Total investments (cost $22,805,046)	$22,977,344

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $21,969,409.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,545,906 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

22 Short-Term Municipal Income Fund

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.42%, 2.43% and 2.50%, respectively, as of the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	20.2%
Local debt	17.8
State debt	13.9
Transportation	13.8
Health care	12.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$22,977,344	$—
Totals by level	$—	$22,977,344	$—

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 23

Statement of assets and liabilities 5/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $22,805,046)	$22,977,344
Cash	243,192
Interest and other receivables	218,425
Receivable for shares of the fund sold	3,257
Receivable for investments sold	40,131
Receivable from Manager (Note 2)	41,055
Prepaid assets	59,502
Total assets	23,582,906

LIABILITIES
Payable for investments purchased	500,000
Payable for purchases of delayed delivery securities (Note 1)	1,045,906
Payable for shares of the fund repurchased	8,220
Payable for custodian fees (Note 2)	5,139
Payable for investor servicing fees (Note 2)	2,541
Payable for Trustee compensation and expenses (Note 2)	1,382
Payable for administrative services (Note 2)	86
Payable for distribution fees (Note 2)	5,217
Distributions payable to shareholders	1,491
Other accrued expenses	43,515
Total liabilities	1,613,497

Net assets	$21,969,409

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$21,820,098
Total distributable earnings (Note 1)	149,311
Total — Representing net assets applicable to capital shares outstanding	$21,969,409

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($11,925,013 divided by 1,185,473 shares)	$10.06
Offering price per class A share (100/97.75 of $10.06)*	$10.29
Net asset value and offering price per class B share ($160,751 divided by 15,982 shares)**	$10.06
Net asset value and offering price per class C share ($359,914 divided by 35,790 shares)**	$10.06
Net asset value and redemption price per class M share ($12,699 divided by 1,263 shares)#	$10.06
Offering price per class M share (100/99.25 of $10.06)†	$10.14
Net asset value, offering price and redemption price per class R6 share
($1,191,504 divided by 118,503 shares)	$10.05
Net asset value, offering price and redemption price per class Y share
($8,319,528 divided by 827,177 shares)	$10.06

* On single retail sales of less than $100,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $250,000.

# Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

24 Short-Term Municipal Income Fund

Statement of operations Six months ended 5/31/19 (Unaudited)

INVESTMENT INCOME
Interest income	$245,915
Total investment income	245,915

EXPENSES
Compensation of Manager (Note 2)	36,606
Investor servicing fees (Note 2)	7,812
Custodian fees (Note 2)	3,180
Trustee compensation and expenses (Note 2)	532
Distribution fees (Note 2)	16,855
Administrative services (Note 2)	443
Auditing and tax fees	25,638
Blue sky expense	48,734
Other	9,255
Fees waived and reimbursed by Manager (Note 2)	(94,278)
Total expenses	54,777
Expense reduction (Note 2)	(1,555)
Net expenses	53,222

Net investment income	192,693

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	26,546
Total net realized gain	26,546
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	209,953
Total change in net unrealized appreciation	209,953

Net gain on investments	236,499

Net increase in net assets resulting from operations	$429,192

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund 25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/19*	Year ended 11/30/18
Operations
Net investment income	$192,693	$243,614
Net realized gain (loss) on investments	26,546	(38,096)
Change in net unrealized appreciation (depreciation)
of investments	209,953	(9,404)
Net increase in net assets resulting from operations	429,192	196,114
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(628)
Class B	—	(12)
Class C	—	(25)
Class M	—	(6)
Class R6	—	—
Class Y	—	(593)
From tax-exempt net investment income
Class A	(102,410)	(119,921)
Class B	(1,237)	(2,204)
Class C	(1,369)	(2,093)
Class M	(103)	(816)
Class R6	(12,037)	(2,998)
Class Y	(73,911)	(109,449)
Increase from capital share transactions (Note 4)	2,693,538	3,341,487
Total increase in net assets	2,931,663	3,298,856

NET ASSETS
Beginning of period	19,037,746	15,738,890
End of period	$21,969,409	$19,037,746

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Short-Term Municipal Income Fund

This page left blank intentionally.

Short-Term Municipal Income Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c]	net assets (%)[c]	turnover (%)
Class A
May 31, 2019 **	$9.95	.08	.11	.19	(.08)	(.08)	$10.06	1.95*	$11,925	.30*	.85*	42*
November 30, 2018	9.97	.14	(.02)	.12	(.14)	(.14)	9.95	1.22	9,792.61		1.43	76
November 30, 2017	9.92	.09	.05	.14	(.09)	(.09)	9.97	1.45	8,067	.60[d]	.93[d]	156
November 30, 2016	10.01	.06	(.09)	(.03)	(.06)	(.06)	9.92	(.33)	10,217	.60[d]	.56[d]	46
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.23	10,151	.60[d]	.52[d]	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.61	9,405	.60[d]	.38[d]	36
Class B
May 31, 2019 **	$9.95	.07	.11	.18	(.07)	(.07)	$10.06	1.85*	$161	.40*	.75*	42*
November 30, 2018	9.97	.12	(.02)	.10	(.12)	(.12)	9.95	1.01	168.81		1.23	76
November 30, 2017	9.91	.07	.06	.13	(.07)	(.07)	9.97	1.35	63	.80[d]	.74[d]	156
November 30, 2016	10.01	.04	(.10)	(.06)	(.04)	(.04)	9.91	(.63)	77	.80[d]	.36[d]	46
November 30, 2015	10.04	.03	(.03)	—[e]	(.03)	(.03)	10.01	.02	79	.80[d]	.33[d]	45
November 30, 2014	10.02	.02	.02	.04	(.02)	(.02)	10.04	.42	89	.79[d]	.24[d]	36
Class C
May 31, 2019 **	$9.94	.05	.12	.17	(.05)	(.05)	$10.06	1.67*	$360	.68*	.47*	42*
November 30, 2018	9.97	.07	(.03)	.04	(.07)	(.07)	9.94	.36	280	1.36	.68	76
November 30, 2017	9.91	.02	.06	.08	(.02)	(.02)	9.97	.81	314	1.33[d]	.22[d]	156
November 30, 2016	10.01	—[e]	(.10)	(.10)	—[e]	—[e]	9.91	(.99)	311	1.16[d]	—[d,f]	46
November 30, 2015	10.04	—[e]	(.03)	(.03)	—[e]	—[e]	10.01	(.28)	141	1.11[d]	.03[d]	45
November 30, 2014	10.02	—[e]	.02	.02	—[e]	—[e]	10.04	.21	116	.99[d]	.01[d]	36
Class M
May 31, 2019 **	$9.95	.08	.11	.19	(.08)	(.08)	$10.06	1.93*	$13	.33*	.82*	42*
November 30, 2018	9.97	.14	(.02)	.12	(.14)	(.14)	9.95	1.17	12.66		1.35	76
November 30, 2017	9.91	.09	.06	.15	(.09)	(.09)	9.97	1.50	72	.65[d]	.89[d]	156
November 30, 2016	10.01	.05	(.10)	(.05)	(.05)	(.05)	9.91	(.48)	71	.65[d]	.51[d]	46
November 30, 2015	10.04	.05	(.03)	.02	(.05)	(.05)	10.01	.18	71	.65[d]	.48[d]	45
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.56	71	.65[d]	.36[d]	36
Class R6
May 31, 2019 **	$9.94	.10	.11	.21	(.10)	(.10)	$10.05	2.09*	$1,192	.17*	.99*	42*
November 30, 2018†	9.93	.10	.01	.11	(.10)	(.10)	9.94	1.10*	1,091	.17*	1.02*	76
Class Y
May 31, 2019 **	$9.94	.10	.12	.22	(.10)	(.10)	$10.06	2.18*	$8,320	.18*	.98*	42*
November 30, 2018	9.97	.17	(.03)	.14	(.17)	(.17)	9.94	1.37	7,694.36		1.66	76
November 30, 2017	9.91	.12	.06	.18	(.12)	(.12)	9.97	1.81	7,223	.35[d]	1.18[d]	156
November 30, 2016	10.01	.08	(.10)	(.02)	(.08)	(.08)	9.91	(.18)	10,606	.35[d]	.81[d]	46
November 30, 2015	10.04	.08	(.03)	.05	(.08)	(.08)	10.01	.48	3,575	.35[d]	.75[d]	45
November 30, 2014	10.02	.07	.02	.09	(.07)	(.07)	10.04	.86	3,024	.35[d]	.65[d]	36

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Short-Term Municipal Income Fund	Short-Term Municipal Income Fund 29

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

				Percentage of average net assets
	5/31/19	11/30/18	11/30/17	11/30/16	11/30/15	11/30/14
Class A	0.44%	1.01%	1.05%	1.02%	0.94%	1.02%
Class B	0.44	1.01	1.05	1.02	0.94	1.02
Class C	0.44	1.01	1.05	1.02	0.94	1.02
Class M	0.44	1.01	1.05	1.02	0.94	1.02
Class R	0.44	1.01	1.05	1.02	0.94	1.02
Class R6	0.44	0.54	N/A	N/A	N/A	N/A
Class Y	0.44	1.01	1.05	1.02	0.94	1.02

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets.

	11/30/17	11/30/16	11/30/15	11/30/14
Class A	N/A	N/A	N/A	N/A
Class B	N/A	N/A	N/A	0.01%
Class C	0.02%	0.19%	0.24%	0.36
Class M	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

30 Short-Term Municipal Income Fund

Notes to financial statements 5/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2018 through May 31, 2019.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 2.25% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R6 shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R6 shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R6 shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

Short-Term Municipal Income Fund 31

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

32 Short-Term Municipal Income Fund

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$35,818	$21,732	$57,550

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $22,804,581, resulting in gross unrealized appreciation and depreciation of $187,958 and $15,195, respectively, or net unrealized appreciation of $172,763.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,
0.450%	of the next $5 billion,	0.280%	of the next $50 billion,
0.400%	of the next $10 billion,	0.270%	of the next $100 billion and
0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.170% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the

Short-Term Municipal Income Fund 33

fund’s investment management contract) would exceed an annual rate of 0.28% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $28,031 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $66,247 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,472	Class R6	307
Class B	63	Class Y	2,857
Class C	108	Total	$7,812
Class M	5

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,555 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $15, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

34 Short-Term Municipal Income Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$15,002
Class B	1.00%	0.45%	378
Class C	1.00%	1.00%	1,456
Class M	1.00%	0.30%	19
Total			$16,855

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $385 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$8,579,480	$7,825,711
U.S. government securities (Long-term)	—	—
Total	$8,579,480	$7,825,711

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	639,415	$6,381,861	574,350	$5,715,694
Shares issued in connection with
reinvestment of distributions	9,783	98,005	11,732	116,761
	649,198	6,479,866	586,082	5,832,455
Shares repurchased	(447,955)	(4,479,125)	(410,657)	(4,088,742)
Net increase	201,243	$2,000,741	175,425	$1,743,713

Short-Term Municipal Income Fund 35

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	15,521	$154,779
Shares issued in connection with
reinvestment of distributions	122	1,225	224	2,216
	122	1,225	15,745	156,995
Shares repurchased	(1,066)	(10,693)	(5,118)	(51,020)
Net increase (decrease)	(944)	$(9,468)	10,627	$105,975

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	8,105	$81,274	3,975	$39,600
Shares issued in connection with
reinvestment of distributions	135	1,349	214	2,118
	8,240	82,623	4,189	41,718
Shares repurchased	(658)	(6,573)	(7,517)	(74,616)
Net increase (decrease)	7,582	$76,050	(3,328)	$(32,898)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	213	$2,110
Shares issued in connection with
reinvestment of distributions	11	102	77	763
	11	102	290	2,873
Shares repurchased	—	—	(6,215)	(61,705)
Net increase (decrease)	11	$102	(5,925)	$(58,832)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 5/31/19		TO 11/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	32,901	$328,395	116,044	$1,152,196
Shares issued in connection with
reinvestment of distributions	1,194	11,948	313	3,107
	34,095	340,343	116,357	1,155,303
Shares repurchased	(25,335)	(253,432)	(6,614)	(65,662)
Net increase	8,760	$86,911	109,743	$1,089,641

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	454,241	$4,536,132	992,157	$9,872,228
Shares issued in connection with
reinvestment of distributions	7,235	72,449	11,047	109,893
	461,476	4,608,581	1,003,204	9,982,121
Shares repurchased	(407,944)	(4,069,379)	(953,891)	(9,488,233)
Net increase	53,532	$539,202	49,313	$493,888

36 Short-Term Municipal Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class M	1,046	82.8%	$10,523
Class R6	1,027	0.9	10,321

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Short-Term Municipal Income Fund 37

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

38 Short-Term Municipal Income Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short-Term Municipal Income Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Short-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

SA118 317073 7/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2019